UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                            SCHEDULE 14A INFORMATION
                                 Proxy Statement
                            Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934




Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[X ]    Definitive Proxy Statement
[   ]   Definitive Additional Material
[   ]   Note
[   ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
240.14a-12.



                        CONTROLLED ENVIRONMENT AQUACULTURE
TECHNOLOGY, INC.
                (Name of Registrant as specified in its charter)

Payment of Filing Fee (Check the Appropriate Box):

[ X ]   No Fee Required.

                        CONTROLLED ENVIRONMENT AQUACULTURE
TECHNOLOGY, INC.
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           (IN LIEU OF ANNUAL MEETING)
                            Friday, November 20, 1998

TO THE STOCKHOLDERS OF CONTROLLED ENVIRONMENT
AQUACULTURE TECHNOLOGY, INC:

NOTICE IS HEREBY GIVEN that the Special Meeting (In lieu of
Annual Meeting) of Shareholders of Controlled Environment Aquaculture Technology, Inc. (the "Company"), a Colorado corporation, will be held on Friday, November 20, 1998, at 1:00 p.m., local time, at the Warner Center Hilton and Towers, 6360 Canoga Avenue, Woodland Hills,
California 91367, for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are elected; and

2. To ratify the appointment of Carpenter Kuhen and Sprayberry, CPAs, of Oxnard, California, as independent auditors of the Company for the fiscal year ending January 31, 1999;

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on October 6, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof.

All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such stockholder previously signed and returned a proxy.

By Order of the Board of Directors

Robert Greenspan
Corporate Secretary

                             THE BOARD OF DIRECTORS

Honolulu, Hawaii
October 26, 1998

 IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND
THE MEETING, YOU ARE REQUESTED TO COMPLETE AND
PROMPTLY RETURN THE ENCLOSED PROXY IN THE
ENCLOSED ENVELOPE PROVIDED.

                        CONTROLLED ENVIRONMENT AQUACULTURE
TECHNOLOGY, INC.
                         3375 Koapaka Street, Suite H402
                             HONOLULU, HAWAII 96819
                                 ______________

                            PROXY STATEMENT FOR 1998
                         SPECIAL MEETING OF SHAREHOLDERS
                           (IN LIEU OF ANNUAL MEETING)
                                 ______________

The enclosed Proxy is solicited on behalf of Controlled Environment Aquaculture Technology, Inc., (the "Company") for use at the Special Meeting of Shareholders to be held on FRIDAY, NOVEMBER 20, 1998, at 1:00 P.M. local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting (In Lieu of Annual Meeting) of Shareholders.

The Special meeting will be held at the Warner Center Hilton and Towers, 6360 Canoga Avenue, Woodland Hills, California 91367. The Company's principal executive office is located at 3375 Koapaka Street, Suite H402, Honolulu, Hawaii 96819. The Company's telephone number at that address is (808) 337-9238.

These proxy solicitation materials were mailed on or about October 26, 1998 to all shareholders entitled to vote at the meeting. A copy of the Company's Report on Form 10KSB for its fiscal year ended January 31, 1998 accompanies this Proxy Statement.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date

Shareholders of record at the close of business on OCTOBER 6, 1998
(the "Record Date") are entitled to notice of the meeting and to vote at the meeting. As of the Record Date, 3,905,450 shares of the Company's Common Stock (the "Common Stock") were issued and outstanding and entitled to vote at the Special Meeting. No shares of Preferred Stock were issued and outstanding as of the Record Date.

 Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

 Voting and Solicitation

Every shareholder voting for the election of directors is entitled to one vote for each share of Common Stock held for each of the five directors to be elected. Holders of Common Stock do not have the right to cumulate their votes in the election of directors. On all other matters, each share of Common Stock is likewise entitled to one vote on each proposal or item that comes before the meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the Company's transfer agent which will serve as the Inspector of Elections (the "Inspector"). The Inspector will also determine whether or not a quorum is present. In general, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Colorado law for approval of proposals presented to shareholders. The Company's
Articles of Incorporation provide that a quorum consists of one-third of the shares of each voting group entitled to vote and present or represented by proxy at the meeting.

The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not treat abstentions as votes in favor of approving any matter submitted to shareholders for a vote.

Any proxy that is returned using the form of proxy enclosed and that is not marked as to a particular item will be voted for the election of the Company's nominees named herein, for ratification of the appointment of the designated independent auditors, and as the proxy holders deem advisable on other matters that may come before the meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as present with respect to that matter.

The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Colorado concerning voting of shares and determination of a quorum.

The cost of this solicitation will be borne by the Company.  The
Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers, and employees, without additional compensation, personally or by telephone, letter or facsimile.


                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

The Company anticipates that the next Annual Meeting of Shareholders will be held in September, 1999. Therefore, proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1999 Annual Meeting of Shareholders must be received by the Company no later than April 30, 1999 [Approx 120 days before the meeting], in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                            PRINCIPAL SHARE OWNERSHIP

The Record Date for purposes of determining the shareholders entitled to vote at the Special Meeting was October 6, 1998. As of the Record Date, the Company had a total of 3,905,450 shares of Common Stock and 2,810,149 Class A Warrants issued and outstanding. Each Class A Warrant is currently exercisable by the holder thereof to purchase one share of common stock at a purchase price of $2.00 per share at any time prior to the expiration date (currently December 31, 2001) and the Warrants are not cancelable. The following table sets forth the beneficial ownership of the Company's Common Stock as of October 6, 1998, by each director and nominee to become director, by each executive officer, by all directors and officers of the Company as a group, and by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock:

                                        Shares Beneficially owned
Name                                    Number                          Percent
J.A. Garcia                                      597,500               8.90%
3375 Koapaka Street, Suite H402
Honolulu, HI  96819<F1><F2>

Ernest K. Dias                                   550,000               8.19%
3375 Koapaka Street, Suite H402
Honolulu, HI  96819<F1><F3>

Hibiscus Investments, Inc.
9010 Miramar Road
San Diego, CA  92126                             420,000               6.25%

Tom Furukawa
1732 Bluffhill Drive
Monterey Park, CA  91754                         150,000               2.23%
<F5>

Ronald L. Ilsley                                 300,000               4.47%
3375 Koapaka Street, Suite H402
Honolulu, HI  96819<F1><F6>

Robert Greenspan                                 106,000               1.58%
400 Corporate Point, Suite 800
Culver City, CA  90230<F1><F7>

Paul Bienfang, Ph.D.                             154,000               2.29%
3375 Koapaka Street, Suite H402
Honolulu, HI  96819<F1><F8>

Gordon J. Mau
1000 Bishop Street, #303
Honolulu, HI  96813<F1><F9>                      214,000               3.19%

Charles P. Spira
3375 Koapaka Street, Suite H402
Honolulu, HI  96819<F1><F10>                     163,000               2.43%

James Sweeney
3375 Koapaka Street, Suite H402
Honolulu, HI  96819<F1><F11>                     150,000               2.23%

Unity House Incorporated
444 Hobron Lane
Honolulu, HI 96815<F12>                          450,000               6.70%

All Officers and
Directors as a Group
(9 in number)<F14>

<F1> The person listed is an officer, a director, or both, of the
Company.

<F2> Includes 42,500 shares owned by The Rally Group, Ltd., a
California corporation, of which Mr. Garcia may be deemed to be the beneficial owner, 300,000 shares which are jointly owned by Mr. Garcia with his spouse, 200,000 shares which may be acquired upon exercise of outstanding Class A Warrants owned by Mr. Garcia, and 55,000 shares which may be acquired upon exercise of outstanding Class A Warrants owned by The Rally Group, Ltd., of which Mr. Garcia may be deemed to be the beneficial owner.
<F3>  Includes 250,000 shares which may be acquired upon exercise of outstanding Class A Warrants.
<F4>  Includes 140,000 shares which may be acquired upon exercise of outstanding Class A Warrants.
<F5>  Includes 150,000 shares which may be acquired upon exercise of outstanding Class A Warrants.
<F6>  Includes 150,000 shares which may be acquired upon exercise of outstanding Class A Warrants.
<F7>  Includes 52,000 shares which may be acquired upon exercise of outstanding Class A Warrants.
<F8>  Includes 100,000 shares which may be acquired upon exercise of outstanding Class A Warrants.
<F9>  Includes 66,000 shares which may be acquired upon exercise of outstanding Class A Warrants.
<F10> Includes 74,000 shares which may be acquired upon exercise of outstanding Class A Warrants.
<F11> Includes 100,000 shares which may be acquired upon exercise of outstanding Class A Warrants.
<F12> Includes 200,000 shares which may be acquired upon exercise of outstanding Class A Warrants.
<F13> Includes 1,557,000 shares which may be acquired upon
exercise of outstanding Class A Warrants.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and the holders of 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Based on the Company's review of copies of such reports received by it, or written representations from reporting persons, the Company believes that as of October 26, 1998, its officers and directors had filed all required reports. None of such reports were initially filed in a timely manner. Reporting obligations for Initial Statement of Beneficial Ownership of Securities, Statement of Changes in Beneficial Ownership, and the
Annual Statement of Changes in Beneficial Ownership were delinquent but as of May 1, 1998, the date of filing of the Company's report on Form 10-KSB for the fiscal year ended January 31, 1998, the reports were fully up to date. The Company believes that the initial failure of its officers, directors and 10% shareholders to file in a timely manner was inadvertent and the Company has now implemented routine procedures designed to periodically remind its officers, directors and principal shareholders of the filing requirements.

                                   PROPOSAL ONE

                              ELECTION OF DIRECTORS

A board of five (5) directors is to be elected at the Special Meeting (In lieu of Annual Meeting) of Shareholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

Name of                                 Principal                       Director
Nominee                         Age     Occupation                      Since
J.A. Garcia                     71      CEO of Controlled Environment         July, 1966
                                        Aquaculture Technology, Inc.

Ronald Ilsley                   57      Vice President and CFO of         December, 1996
                                        Chemoil Corporation

Ernest K. Dias                  60      President, Chief Operations        January, 1997
                                        Officer, Controlled Environment
                                        Aquaculture Technology, Inc.


Gordon J. Mau                   52      Attorney                           January, 1998

Charles Spira                   67      President of Pacific               January, 1998
                                        View Management, Inc.

BIOGRAPHICAL INFORMATION:

J.A. GARCIA.  Chief Executive Officer and Chairman of the Board of
Directors.

        Mr. Garcia has served as Chief Executive Officer and as Chairman of the Board of the Company since July, 1996. Since 1988, he has also served as President, Chief Executive Officer and Chairman of the Board of The Rally Group, Ltd., Los Angeles, California, a venture capital and financial consulting firm. Mr. Garcia's exposure to the shrimp industry began in the late 1950s when he served on the Board of Directors of Pearl Island Seafood of Panama. He helped finance their expansion program and served as exclusive marketing agent for shrimp sales in the United States. For over 30 years since then, he has served as officer, director, and principal shareholder of several publicly traded companies. Mr. Garcia is a graduate of the Georgetown University of Foreign Service where he received his Bachelor of Science in Foreign Service.

RONALD ILSLEY.  Chief Financial Officer, Treasurer and Director.

        Mr. Ilsley has served as Chief Financial Officer of the Company since December, 1996. During the period from 1994 to December, 1996, he has been Vice President and Chief Financial Officer of
Chemoil Corporation, San Francisco, California. Chemoil Corporation is recognized as the largest independent integrated supplier of marine fuels in the United States. Chemoil's annual sales are in excess of $400 million. Mr. Ilsley served from 1985 - 1994 as Treasurer and Director of Finance for Santa Fe International Corporation, Los Angeles, California, a major multi-national company publicly traded on the New York Stock Exchange. Mr. Ilsley has served as Senior Executive and Manager for domestic and international investment banking groups which include the European American Bank, New York, New York, and Wells
Fargo Bank, N.A., San Francisco, California. Mr. Ilsley received his Bachelor of Arts degree from California State University Northridge and is a graduate of Pepperdine University Graduate School of Business and Finance, Los Angeles, California. He has served as a faculty member and lecturer in the Graduate School of Banking and International Finance at Golden Gate University, San Francisco, California.

ERNEST K. DIAS.  President, Chief Operating Officer and Director.

        Mr. Dias has served as President and Chief Operating Officer of the Company since October, 1997. From May, 1988, to October, 1996, he was the Manager of Facilities Development and Construction for The Oceanic Institute, Honolulu, Hawaii, since 1988. In that capacity, Mr. Dias was responsible for the planning, implementation and construction of satellite operations on the islands of Hawaii and Molokai for both The Center for Applied Aquaculture at Makapuu Point, Oahu, and The
Oceanic Institute. Mr. Dias also directed the design and construction of the Maryut Fish Farming Company hatchery and facilities in Alexandria, Egypt, which consists of a 6,000 acre facility and hatchery, construction of which was financed by World Bank/U.S.A.I.D. Mr. Dias received a Bachelor of Science in Engineering from San Jose State University,
San Jose, California, and attended the Pepperdine University Graduate School of Business, Los Angeles, California.

GORDON J. MAU.  Director.

        Mr. Mau has served as a director of the Company since January, 1998. He is engaged in the private practice of law in Honolulu, Hawaii, and serves as one of the directors of Hawaii National Bank and its parent, Hawaii National Bancshare, Inc. He also serves as an officer and/or director of Overseas Investors, Inc., Henry H. Wong Foundation and the Waialae Country Club, among other organizations. Mr. Mau is a member of the State Bar of Hawaii, Hawaii Board of Realtors, National Association of Realtors and the Hawaii Chapter of CCIM.

CHARLES P. SPIRA.  Director.

        Mr. Spira has served as a director of the Company since January, 1998. He is President of Pacific View Management, Inc. a firm which is engaged in real estate development and national television syndications. He has also served on the long-range planning committee of the Board of Directors of St. Joseph Medical Center Foundation and as Chief Financial Officer of Newport Communications International,
Inc. Mr. Spira is a CPA whose career included managing the Tax Department of Arthur Anderson & Company, Los Angeles.


  Board Meetings and Committees

The Board of Directors held numerous informal and telephonic meetings during the fiscal year ended January 31, 1998. During the first two quarters of the fiscal year ending January 31, 1999, the Board held four telephonic meetings one formal meeting. All of the current directors attended the formal meeting of directors either in person or telephonically.

The Board of Directors currently does not have a nominating committee, but does have both an audit committee and a compensation committee, each of which includes the same three members, Messrs. Ilsley, Spira and Mau. These committees did not have any meetings during the last fiscal year.

 Compensation of Directors

The Board of Directors does not currently have a plan to compensate members for their attendance at Board meetings, but they are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors.

 Vote required; Recommendation of the Board of Directors

With respect to the election of directors, the five candidates receiving the highest number of "for" votes shall be elected to the Company's Board of Directors. An abstention will have the same effect as a vote withheld for the election of directors, and a broker non-vote will not be treated as voting in person or by proxy on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE NOMINEES SET FORTH HEREIN.

COMPENSATION OF EXECUTIVE OFFICERS

Summary of Cash and Other Compensation

        The following table sets forth the compensation provided by the Company to its officers or directors for services rendered in all capacities to the Company during the fiscal year ended January 31, 1998. No executive officer received compensation in excess of $100,000 for services rendered in all capacities to the Company during the fiscal year ended January 31, 1998.

Name                            Position Held                           Compensation
J. Albert Garcia                Chief Executive Officer                 $60,000

Ernest K. Dias                  President, Chief Operating
                                Officer and Director                    $70,500

Ronald L. Ilsley                Chief Financial Officer
                                Treasurer and Director                  $61,000

Paul Bienfang, Ph.D.            Senior Vice President
                                Director of Environmental
                                Compliance and Technology               $73,000

Robert Greenspan                Secretary                               $ 3,000

James N. Sweeney                Vice President and Director
                                of Shrimp Program                       $64,000


EMPLOYMENT CONTRACTS. The Company had no employment contracts with any of its officers or directors during the fiscal year ended January 31, 1998.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT
AUDITORS

The Board of Directors has selected Carpenter, Kuhen and Sprayberry, independent auditors, to audit the financial statements of the Company for the fiscal year ending January 31, 1999. Carpenter, Kuhen and Sprayberry audited the Company's financial statements for the previous fiscal year. A representative of Carpenter, Kuhen and Sprayberry is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

Vote Required; Recommendation of the Board of Directors

The Board of Directors has conditioned its appointment of the Company's independent auditors upon receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event the shareholders do not approve the selection of Carpenter, Kuhen and Sprayberry, the appointment of the independent auditors will be reconsidered by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE "FOR" THIS PROPOSAL.

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting.
If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Company may recommend.


THE BOARD OF DIRECTORS
Honolulu, Hawaii
October 26, 1998